As filed with the Securities and Exchange Commission on August 25 , 2009
Registration Nos. 333-160492 and 333-160492-01

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Post-Effective Amendment No. 1 to
FORM F-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

BANCO SANTANDER, S.A.	SANTANDER FINANCE PREFERRED, S.A. UNIPERSONAL
(Exact name of Registrant as specified in its charter)
Kingdom of Spain
(Jurisdiction of incorporation of organization)
6029
(Primary Standard Industrial Classification Code Number)
132617929
(I.R.S. Employer Identification Number)

(Exact name of Registrant as specified in its charter)
Kingdom of Spain
(Jurisdiction of incorporation of organization)
6029
(Primary Standard Industrial Classification Code Number)
98-0420594
(I.R.S. Employer Identification Number)

CIUDAD GRUPO SANTANDER AVENIDA DE CANTABRIA 28660 BOADILLA DEL MONTE MADRID, SPAIN TELEPHONE: +34-91-259-6520
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

BANCO SANTANDER, S.A. NEW YORK BRANCH 45 EAST 53RD STREET NEW YORK, NY 10022 TELEPHONE: (212) 350-3500
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
NICHOLAS A. KRONFELD MAURICE BLANCO DAVIS POLK & WARDWELL LLP 450 LEXINGTON AVENUE NEW YORK, NEW YORK 10017 (212) 450-4000	CRAIG CHAPMAN SIDLEY AUSTIN LLP WOOLGATE EXCHANGE 25 BASINGHALL STREET LONDON EC2V 5HA +44 (0) 20 7360-3600

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐ __________

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ 333-160492 and 333-160492-01

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:
Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

CALCULATION OF REGISTRATION FEE
Title Of Each Class Of Securities To Be Registered	Amount To Be Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount Of Registration Fee(2)
10.5% Non-Cumulative Guaranteed Series 10 Preferred Securities, par value $25 per security, of Santander Finance Preferred, S.A. Unipersonal	51,448,000	100%	$1,286,200,000	$71,770.40
Guarantee of 10.5% Non-Cumulative Guaranteed Series 10 Preferred Securities, par value $25 per security, of Santander Finance Preferred, S.A. Unipersonal	51,448,000	—	—	None(3)
Fixed-to-Floating Non-Cumulative Guaranteed Series 11 Preferred Securities, par value $1,000 per security, of Santander Finance Preferred, S.A. Unipersonal	800,000	100%	$800,000,000	$44,640.00
Guarantee of Fixed-to-Floating Non-Cumulative Guaranteed Series 11 Preferred Securities, par value $1,000 per security, of Santander Finance Preferred, S.A. Unipersonal	800,000	—	—	None(3)
(1)
The securities being registered hereby are offered in exchange for the securities described in this prospectus. The registration fee has been computed based on the face value of the securities pursuant to Rule 457 under the Securities Act.

(2)	Calculated using a registration fee rate of $55.80 per million. The registration fee was previously paid in connection with the initial filing of, and Amendment No. 1 to, this Form F-4.
(3)	Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable with respect to the guarantee.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to our registration statement on Form F-4 (the “Registration Statement”), as initially filed with the Securities and Exchange Commission (the “Commission”) on July 9, 2009 and amended on August 21, 2009, is being filed solely for the purpose of filing, as Exhibit 23.8 hereto, the consent of Ernst & Young LLP. The consent originally filed as Exhibit 23.8 to Amendment No. 1 to the Registration Statement on August 21, 2009 was filed erroneously.

There are no other changes to Part I or Part II of Amendment No. 1 to the Registration Statement filed by the registrants on August 21, 2009.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.  Indemnification of Directors and Officers.

Pursuant to resolutions adopted by the executive committee of the board of directors of Banco Santander in connection with the filing of this Registration Statement, Banco Santander has undertaken to indemnify its directors and officers against any loss, claim, damages or liabilities, and any expenses (including legal expenses) relating thereto, to which they may become subject, insofar as such liabilities arise in connection with this Registration Statement.

Pursuant to the resolutions of Santander Finance Preferred adopted by its board of directors in connection with the filing of this Registration Statement, Santander Finance Preferred has undertaken to indemnify its directors and officers against any loss, claim, damages and judgments, and any expenses (including legal expenses) relating thereto, to which they may become subject insofar as such liabilities arise in connection with this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers or persons controlling Banco Santander or Santander Finance Preferred pursuant to the foregoing provisions, the registrants have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 21.  Exhibits and Financial Statement Schedules

EXHIBIT INDEX

Exhibit No.	Documents
3.1	Bylaws (Estatutos) of Banco Santander, S.A. as amended (1)

3.2	Bylaws of Banco Santander, S.A., as amended (English translation) (2)

3.3	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (3)

3.4	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (English translation) (4)

3.5	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (5)

3.6	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (6)

3.7	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (7)

3.8	Amendment of the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (8)

3.9	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (9)

3.10	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (10)

4.1	Form of Global Fixed Exchange Preferred Security**

4.2	Form of Global Fixed-to-Floating Exchange Preferred Security**

4.3	Form of Payment and Guarantee Agreement with respect to the fixed exchange preferred securities**

4.4	Form of Payment and Guarantee Agreement with respect to the fixed-to-floating exchange preferred securities**

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the exchange preferred securities**

5.2	Opinion of Natalia Butragueño with respect to the exchange preferred securities**

8.1	Tax Opinion of Davis Polk & Wardwell LLP (included in the section “Taxation—U.S. Federal Income Tax Considerations” of Amendment No. 1 to this registration statement)**

8.2	Tax Opinion of Allen & Overy LLP**

10.1	Payment and Guarantee Agreement dated as of March 8, 2004, with respect to existing Series 1 preferred securities (11)

10.2
Payment and Guarantee Agreement between Banco Santander, S.A. (formerly named Banco Santander Central Hispano, S.A.) and Santander Finance Preferred, S.A. Unipersonal dated November 21, 2006, with respect to existing Series 4 preferred securities (12)

10.3
Payment and Guarantee Agreement between Banco Santander, S.A. (formerly named Banco Santander Central Hispano, S.A.) and Santander Finance Preferred, S.A. Unipersonal dated January 31, 2007, with respect to existing Series 5 preferred securities (13)

10.4
Payment and Guarantee Agreement between Banco Santander, S.A. (formerly named Banco Santander Central Hispano, S.A.) and Santander Finance Preferred, S.A. Unipersonal dated March 5, 2007, with respect to existing Series 6 preferred securities (14)

10.5
Statement with Respect to Shares of Sovereign Bancorp, Inc. with respect to Series C Non-Cumulative Perpetual Preferred Stock, filed with the Secretary of State of the Commonwealth of Pennsylvania on May 1, 2006 (15)

10.6	Form of Certificate representing the Series C Non-Cumulative Perpetual Preferred Stock of Sovereign Bancorp, Inc. (16)

10.7	Deposit Agreement, dated as of May 1, 2006 between Sovereign Bancorp, Inc., Mellon Investor Services LLC and the holders from time to time of the depositary receipts described therein (17)

10.8	Form of Depositary Receipt (included as part of Exhibit 10.7 above)

10.9	Abbey Partnership Preferred Securities Subordinated Guarantee Agreement (18)

10.11	Abbey Trust Securities Subordinated Guarantee Agreement (19)

10.12	Abbey Certificate of Trust (20)

10.13	Abbey Amended and Restated Declaration of Trust (21)

12.1	Banco Santander’s calculation of ratio of earnings to combined fixed charges**

12.2	Abbey National’s calculation of earnings to combined fixed charges**

12.3	Sovereign’s calculation of earnings to combined fixed charges**

21	List of subsidiaries of Banco Santander, S.A. (22)

23.1	Consent of Davis Polk & Wardwell LLP (contained in their opinion filed as Exhibit 5.1)

23.2	Consent of Natalia Butragueño (contained in her opinion filed as Exhibit 5.2)

23.3	Consent of Davis Polk & Wardwell LLP with regard to tax opinion*

23.4	Consent of Allen & Overy LLP (contained in their opinion filed as Exhibit 8.2)

23.5	Consent of Deloitte, S.L.**

23.6	Consent of Deloitte, L.L.P. (for Abbey)**

23.7	Consent of Deloitte, L.L.P. (for Alliance & Leicester)**

23.8	Consent of Ernst & Young

24	Power of Attorney*

99.1.1	Form of Letter to Clients with respect to existing Series 1 preferred securities**

99.1.2	Form of Letter to Clients with respect to existing Series 4 preferred securities**

99.1.3	Form of Letter to Clients with respect to existing Series 5 preferred securities**

99.1.4	Form of Letter to Clients with respect to existing Series 6 preferred securities**

99.1.5	Form of Letter to Clients with respect to existing Sovereign depositary shares**

99.1.6	Form of Letter to Clients with respect to existing Abbey National Capital Trust I trust preferred securities**

99.2	Form of Letter to Reorganization Departments**

99.3.1	Form of Customer Instructions Letter with respect to existing Series 1 preferred securities**

99.3.2	Form of Customer Instructions Letter with respect to existing Series 4 preferred securities**

99.3.3	Form of Customer Instructions Letter with respect to existing Series 5 preferred securities**

99.3.4	Form of Customer Instructions Letter with respect to existing Series 6 preferred securities**

99.3.5	Form of Customer Instructions Letter with respect to existing Sovereign depositary shares**

99.3.6	Form of Customer Instructions Letter with respect to existing Abbey National Capital Trust I trust preferred securities**

*	Filed as an exhibit to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on July 9, 2009 and incorporated by reference herein.

**	Filed as an exhibit to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(1)	Filed as Exhibit 1.1 to the Issuer’s Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(2)	Filed as Exhibit 1.2 to the Issuer’s Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(3)	Filed as Exhibit 3.3 to Amendment No. 2 to the Issuer’s Registration Statement on Form F-4 (file No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(4)	Filed as Exhibit 3.4 to Amendment No. 2 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(5)	Filed as Exhibit 3.7 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(6)	Filed as Exhibit 3.8 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(7)	Filed as Exhibit 3.9 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(8)	Filed as Exhibit 3.10 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(9)	Filed as Exhibit 3.11 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(10)	Filed as Exhibit 3.12 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(11)	Filed as Exhibit 4.2 to the Issuer’s Registration Statement on Form F−4 (File No. 333−119132) filed on September 20, 2004 and incorporated by reference herein.

(12)	Filed as Exhibit 10 to the Issuer’s Registration Statement on Form F−4 (File No. 333−144421−01) filed on July 9, 2007 and incorporated by reference herein.

(13)	Filed as Exhibit 10 to the Issuer’s Registration Statement on Form F-4 (File No. 333-146881-01) filed on October 23, 2007 and incorporated by reference herein.

(14)	Filed as Exhibit 10 to the Issuer’s Registration Statement on Form F-4 (File No. 333-146732-01) filed on October 16, 2007 and incorporated by reference herein.

(15)	Filed as Exhibit 4.1 to Sovereign’s Current Report on Form 8-K (File No. 001-16581) filed on May 1, 2006 and incorporated by reference herein.

(16)	Filed as Exhibit 4.2 to Sovereign’s Current Report on Form 8-K (File No. 001-16581) filed on May 1, 2006 and incorporated by reference herein.

(17)	Filed as Exhibit 4.3 to Sovereign’s Current Report on Form 8-K (File No. 001-16581) filed on May 1, 2006 and incorporated by reference herein.

(18)	Filed as Exhibit 4.28 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(19)	Filed as Exhibit 4.27 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(20)	Filed as Exhibit 4.21 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(21)	Filed as Exhibit 4.23 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(22)	Filed as Exhibit 8.1 to the Issuer’s Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

Item 22.  Undertakings

(a)  The undersigned hereby undertakes:

(1)  To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)  To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering.

Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements.

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(b)  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c)  The undersigned registrant hereby undertakes: (i) to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of Form F-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means, and (ii) to arrange or provide for a facility in the United States for the purpose of responding to such requests. The undertaking in subparagraph (i) above includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d)  The undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Banco Santander, S.A. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madrid, Kingdom of Spain, on August 25, 2009.

BANCO SANTANDER, S.A.

By:	/s/ José Antonio Soler Ramos
	Name:	José Antonio Soler Ramos
	Title:	Deputy Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Emilio Botín-Sanz de Sautuola	Chairman of the Board of Directors and of the Executive Committee	August 25, 2009

Fernando de Asúa	First Vice Chairman of the Board of Directors

*
Alfredo Sáenz	Second Vice Chairman of the Board of Directors and Chief Executive Officer	August 25, 2009

Matías Rodríguez Inciarte	Third Vice Chairman of the Board of Directors

*
Manuel Soto	Fourth Vice Chairman of the Board of Directors	August 25, 2009

Signature	Title	Date

Assicurazioni Generali, S.p.A	Director

*
Antonio Basagoiti	Director	August 25, 2009

*
Ana P. Botín-Sanz de Sautuola	Director	August 25, 2009

Javier Botín-Sanz de Sautuola	Director

Lord Burns	Director

*
Guillermo de la Dehesa	Director	August 25, 2009

Rodrigo Echenique	Director

Antonio Escámez	Director

*
Francisco Luzón	Director	August 25, 2009

Abel Matutes	Director

*
Juan R. Inciarte	Director	August 25, 2009

Luis Ángel Rojo	Director

*
Luis Alberto Salazar-Simpson	Director	August 25, 2009

*
Isabel Tocino	Director	August 25, 2009

*
José Antonio Álvarez	Chief Financial Officer	August 25, 2009

*
José Tejón	Executive Vice President, Financial Accounting and Control	August 25, 2009

* By:	/s/ Natalia Butragueño Rodriguez-Borlado
	Name:	Natalia Butragueño Rodriguez-Borlado
	Title:	Attorney-in-fact

AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, the undersigned, a duly authorized representative of Banco Santander, S.A. in the United States, has signed this registration statement on August 25, 2009.

BANCO SANTANDER, S.A., New York branch
By:	/s/ José Castelló
	Name:	José Castelló
	Title:	Authorized Signatory

By:	/s/ Francisco de Lera
	Name:	Francisco de Lera
	Title:	Authorized Signatory

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Santander Finance Preferred, S.A. Unipersonal has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madrid, Kingdom of Spain, on August 25, 2009.

Santander Finance Preferred, S.A. Unipersonal

By:	/s/ José Antonio Soler Ramos
	Name:	José Antonio Soler Ramos
	Title:	Chairman of the Board of Directors

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Jose Antonio Soler Ramos	Chairman of the Board of Directors	August 25, 2009

*
Antonio Torío Martín	Director	August 25, 2009

*
Javier Antón San Pablo	Director	August 25, 2009

*
Pablo Roig García Bernalt	Director	August 25, 2009

* By:	/s/ Natalia Butragueño Rodriguez-Borlado
	Name:	Natalia Butragueño Rodriguez-Borlado
	Title:	Attorney-in-fact

AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, the undersigned, a duly authorized representative of Santander Finance Preferred, S.A. Unipersonal in the United States, has signed this registration statement on August 25, 2009.

Santander Finance Preferred, S.A. Unipersonal

By:	/s/ José Castelló
	Name:	José Castelló
	Title:	Authorized Signatory

By:	/s/ Francisco de Lera
	Name:	Francisco de Lera
	Title:	Authorized Signatory

Exhibit No.	Documents
3.1	Bylaws (Estatutos) of Banco Santander, S.A. as amended (1)

3.2	Bylaws of Banco Santander, S.A., as amended (English translation) (2)

3.3	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (3)

3.4	Articles of Association of Santander Finance Preferred, S.A. Unipersonal (English translation) (4)

3.5	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (5)

3.6	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (6)

3.7	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (7)

3.8	Amendment of the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (8)

3.9	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (9)

3.10	Amendment to the Articles of Association (Estatutos) of Santander Finance Preferred S.A. Unipersonal (English translation) (10)

4.1	Form of Global Fixed Exchange Preferred Security**

4.2	Form of Global Fixed-to-Floating Exchange Preferred Security**

4.3	Form of Payment and Guarantee Agreement with respect to the fixed exchange preferred securities**

4.4	Form of Payment and Guarantee Agreement with respect to the fixed-to-floating exchange preferred securities**

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the exchange preferred securities**

5.2	Opinion of Natalia Butragueño with respect to the exchange preferred securities**

8.1	Tax Opinion of Davis Polk & Wardwell LLP (included in the section “Taxation—U.S. Federal Income Tax Considerations” of Amendment No. to this registration statement) **

8.2	Tax Opinion of Allen & Overy LLP**

10.1	Payment and Guarantee Agreement dated as of March 8, 2004, with respect to existing Series 1 preferred securities (11)

10.2
Payment and Guarantee Agreement between Banco Santander, S.A. (formerly named Banco Santander Central Hispano, S.A.) and Santander Finance Preferred, S.A. Unipersonal dated November 21, 2006, with respect to existing Series 4 preferred securities (12)

10.3
Payment and Guarantee Agreement between Banco Santander, S.A. (formerly named Banco Santander Central Hispano, S.A.) and Santander Finance Preferred, S.A. Unipersonal dated January 31, 2007, with respect to existing Series 5 preferred securities (13)

10.4
Payment and Guarantee Agreement between Banco Santander, S.A. (formerly named Banco Santander Central Hispano, S.A.) and Santander Finance Preferred, S.A. Unipersonal dated March 5, 2007, with respect to existing Series 6 preferred securities (14)

10.5
Statement with Respect to Shares of Sovereign Bancorp, Inc. with respect to Series C Non-Cumulative Perpetual Preferred Stock, filed with the Secretary of State of the Commonwealth of Pennsylvania on May 1, 2006 (15)

10.6	Form of Certificate representing the Series C Non-Cumulative Perpetual Preferred Stock of Sovereign Bancorp, Inc. (16)

10.7	Deposit Agreement, dated as of May 1, 2006 between Sovereign Bancorp, Inc., Mellon Investor Services LLC and the holders from time to time of the depositary receipts described therein (17)

10.8	Form of Depositary Receipt (included as part of Exhibit 10.7 above)

10.9	Abbey Partnership Preferred Securities Subordinated Guarantee Agreement (18)

10.11	Abbey Trust Securities Subordinated Guarantee Agreement (19)

10.12	Abbey Certificate of Trust (20)

10.13	Abbey Amended and Restated Declaration of Trust (21)

12.1	Banco Santander’s calculation of ratio of earnings to combined fixed charges**

12.2	Abbey National’s calculation of earnings to combined fixed charges**

12.3	Sovereign’s calculation of earnings to combined fixed charges**

21	List of subsidiaries of Banco Santander, S.A. (22)

23.1	Consent of Davis Polk & Wardwell LLP (contained in their opinion filed as Exhibit 5.1)

23.2	Consent of Natalia Butragueño (contained in her opinion filed as Exhibit 5.2)

23.3	Consent of Davis Polk & Wardwell LLP with regard to tax opinion*

23.4	Consent of Allen & Overy LLP (contained in their opinion filed as Exhibit 8.2)

23.5	Consent of Deloitte, S.L. **

23.6	Consent of Deloitte, L.L.P. (for Abbey) **

23.7	Consent of Deloitte, L.L.P. (for Alliance & Leicester) **

23.8	Consent of Ernst & Young

24	Power of Attorney*

99.1.1	Form of Letter to Clients with respect to existing Series 1 preferred securities**

99.1.2	Form of Letter to Clients with respect to existing Series 4 preferred securities**

99.1.3	Form of Letter to Clients with respect to existing Series 5 preferred securities**

99.1.4	Form of Letter to Clients with respect to existing Series 6 preferred securities**

99.1.5	Form of Letter to Clients with respect to existing Sovereign depositary shares**

99.1.6	Form of Letter to Clients with respect to existing Abbey National Capital Trust I trust preferred securities**

99.2	Form of Letter to Reorganization Departments**

99.3.1	Form of Customer Instructions Letter with respect to existing Series 1 preferred securities**

99.3.2	Form of Customer Instructions Letter with respect to existing Series 4 preferred securities**

99.3.3	Form of Customer Instructions Letter with respect to existing Series 5 preferred securities**

99.3.4	Form of Customer Instructions Letter with respect to existing Series 6 preferred securities**

99.3.5	Form of Customer Instructions Letter with respect to existing Sovereign depositary shares**

99.3.6	Form of Customer Instructions Letter with respect to existing Abbey National Capital Trust I trust preferred securities**

*	Filed as an exhibit to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on July 9, 2009 and incorporated by reference herein.
**	Filed as an exhibit to Amendment No. 1 to the Registration Statement on Form F-4 (File Nos. 333-160492 and 333-160492-01) filed on August 21, 2009 and incorporated by reference herein.

(1)	Filed as Exhibit 1.1 to the Issuer’s Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(2)	Filed as Exhibit 1.2 to the Issuer’s Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.

(3)	Filed as Exhibit 3.3 to Amendment No. 2 to the Issuer’s Registration Statement on Form F-4 (file No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(4)	Filed as Exhibit 3.4 to Amendment No. 2 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 9, 2007 and incorporated by reference herein.

(5)	Filed as Exhibit 3.7 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(6)	Filed as Exhibit 3.8 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(7)	Filed as Exhibit 3.9 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(8)	Filed as Exhibit 3.10 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(9)	Filed as Exhibit 3.11 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(10)	Filed as Exhibit 3.12 to Amendment No. 1 to the Issuer’s Registration Statement on Form F-4 (File No. 333-144421-01) filed on October 5, 2007 and incorporated by reference herein.

(11)	Filed as Exhibit 4.2 to the Issuer’s Registration Statement on Form F−4 (File No. 333−119132) filed on September 20, 2004 and incorporated by reference herein.

(12)	Filed as Exhibit 10 to the Issuer’s Registration Statement on Form F−4 (File No. 333−144421−01) filed on July 9, 2007 and incorporated by reference herein.

(13)	Filed as Exhibit 10 to the Issuer’s Registration Statement on Form F-4 (File No. 333-146881-01) filed on October 23, 2007 and incorporated by reference herein.

(14)	Filed as Exhibit 10 to the Issuer’s Registration Statement on Form F-4 (File No. 333-146732-01) filed on October 16, 2007 and incorporated by reference herein.

(15)	Filed as Exhibit 4.1 to Sovereign’s Current Report on Form 8-K (File No. 001-16581) filed on May 1, 2006 and incorporated by reference herein.

(16)	Filed as Exhibit 4.2 to Sovereign’s Current Report on Form 8-K (File No. 001-16581) filed on May 1, 2006 and incorporated by reference herein.

(17)	Filed as Exhibit 4.3 to Sovereign’s Current Report on Form 8-K (File No. 001-16581) filed on May 1, 2006 and incorporated by reference herein.

(18)	Filed as Exhibit 4.28 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(19)	Filed as Exhibit 4.27 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(20)	Filed as Exhibit 4.21 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(21)	Filed as Exhibit 4.23 to Abbey’s Registration Statement on Form F-3 (File No. 333-11320) filed on February 4, 2000 and incorporated by reference herein.

(22)	Filed as Exhibit 8.1 to the Issuer’s Registration Statement on Form 20-F (File No. 001-12518) filed on June 30, 2009 and incorporated by reference herein.